EXHIBIT (g)

Consents.

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 5-6 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2020 (the “Consolidated Fiscal Year Financial Statements”) and (ii) the Certificate of the Queensland Treasury Corporation, dated August 20, 2020, found on page 57 of the Consolidated Fiscal Year Financial Statements, which Consolidated Financial Statements are hereby filed as exhibit (c)(i) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Philip Noble
Mr. Philip Noble
Chief Executive
Queensland Treasury Corporation

Date: January 13, 2021

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 5-6 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2020 (the “Consolidated Fiscal Year Financial Statements”) and (ii) the Certificate of the Queensland Treasury Corporation, dated August 20, 2020, found on page 57 of the Consolidated Fiscal Year Financial Statements, which Consolidated Fiscal Year Financial Statements are hereby filed as exhibit (c)(i) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley
Chairman, Queensland Treasury Corporation

Date: January 13, 2021

CONSENT

I hereby consent to the use of the Auditor General’s title under the heading “Experts and Public Official Documents” in connection with the information specified with respect to the Auditor General under such heading and to the use of (i) the Report found on pages 58-62 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2020 (the “QTC Consolidated Fiscal Year Financial Statements”) and (ii) the Report found on pages 5-120 to 5-125 of the Government of Queensland’s Consolidated Financial Statements for the year ended June 30, 2020 (the “QLD Consolidated Fiscal Year Financial Statements”), which QTC Consolidated Fiscal Year Financial Statements and QLD Consolidated Fiscal Year Financial Statements are hereby filed as exhibits (c)(i) and (c)(ii), respectively, in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Brendan Worrall
Brendan Worrall
Auditor-General, State of Queensland

Date: January 13, 2021